                      MetLife Investors Insurance Company

                               Power of Attorney

                              Michael K. Farrell
         Chairman of the Board, President and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors Variable Annuity Account One (Class C File
       No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

    .  MetLife Investors Variable Life Account One (Class VL File
       No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

    .  MetLife Investors Variable Annuity Account Five (Class C File
       No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File
       No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

    .  MetLife Investors Variable Life Account Five (Class VL File
       No. 333-138575, Custom Select VUL File No. 333-138574, Custom Select JSVUL File No. 333-138573, Single Premium Variable Life File
       No. 333-138576),

    . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2007.

/s/ Michael K. Farrell
-------------------------
Michael K. Farrell

                      MetLife Investors Insurance Company

                               Power of Attorney

                                Susan A. Buffum
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors Variable Annuity Account One (Class C File
       No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

    .  MetLife Investors Variable Life Account One (Class VL File
       No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

    .  MetLife Investors Variable Annuity Account Five (Class C File
       No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File
       No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

    .  MetLife Investors Variable Life Account Five (Class VL File
       No. 333-138575, Custom Select VUL File No. 333-138574, Custom Select JSVUL File No. 333-138573, Single Premium Variable Life File
       No. 333-138576),

    . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2007.

/s/ Susan A. Buffum
-------------------------
Susan A. Buffum

                      MetLife Investors Insurance Company

                               Power of Attorney

                             Margaret C. Fechtmann
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Margaret C. Fechtmann, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors Variable Annuity Account One (Class C File
       No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

    .  MetLife Investors Variable Life Account One (Class VL File
       No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

    .  MetLife Investors Variable Annuity Account Five (Class C File
       No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File
       No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

    .  MetLife Investors Variable Life Account Five (Class VL File
       No. 333-138575, Custom Select VUL File No. 333-138574, Custom Select JSVUL File No. 333-138573, Single Premium Variable Life File
       No. 333-138576),

    . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2007.

/s/ Margaret C. Fechtmann
-------------------------
Margaret C. Fechtmann

                      MetLife Investors Insurance Company

                               Power of Attorney

                              Elizabeth M. Forget
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors Variable Annuity Account One (Class C File
       No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

    .  MetLife Investors Variable Life Account One (Class VL File
       No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

    .  MetLife Investors Variable Annuity Account Five (Class C File
       No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File
       No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

    .  MetLife Investors Variable Life Account Five (Class VL File
       No. 333-138575, Custom Select VUL File No. 333-138574, Custom Select JSVUL File No. 333-138573, Single Premium Variable Life File
       No. 333-138576),

    . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2007.

/s/ Elizabeth M.Forget
-------------------------
Elizabeth M. Forget

                      MetLife Investors Insurance Company

                               Power of Attorney

                                 George Foulke
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors Variable Annuity Account One (Class C File
       No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

    .  MetLife Investors Variable Life Account One (Class VL File
       No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

    .  MetLife Investors Variable Annuity Account Five (Class C File
       No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File
       No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

    .  MetLife Investors Variable Life Account Five (Class VL File
       No. 333-138575, Custom Select VUL File No. 333-138574, Custom Select JSVUL File No. 333-138573, Single Premium Variable Life File
       No. 333-138576),

    . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2007.

/s/ George Foulke
-------------------------
George Foulke

                      MetLife Investors Insurance Company

                               Power of Attorney

                                Jay S. Kaduson
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors Variable Annuity Account One (Class C File
       No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

    .  MetLife Investors Variable Life Account One (Class VL File
       No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

    .  MetLife Investors Variable Annuity Account Five (Class C File
       No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File
       No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

    .  MetLife Investors Variable Life Account Five (Class VL File
       No. 333-138575, Custom Select VUL File No. 333-138574, Custom Select JSVUL File No. 333-138573, Single Premium Variable Life File
       No. 333-138576),

    . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2007.

/s/ Jay S. Kaduson
-------------------------
Jay S. Kaduson

                      MetLife Investors Insurance Company

                               Power of Attorney

                              Richard C. Pearson
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Executive Vice President, Secretary and Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors Variable Annuity Account One (Class C File
       No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

    .  MetLife Investors Variable Life Account One (Class VL File
       No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

    .  MetLife Investors Variable Annuity Account Five (Class C File
       No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File
       No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

    .  MetLife Investors Variable Life Account Five (Class VL File
       No. 333-138575, Custom Select VUL File No. 333-138574, Custom Select JSVUL File No. 333-138573, Single Premium Variable Life File
       No. 333-138576),

    . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2007.

/s/ Richard C. Pearson
-------------------------
Richard C. Pearson

                      MetLife Investors Insurance Company

                               Power of Attorney

                               Paul A. Sylvester
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors Variable Annuity Account One (Class C File
       No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

    .  MetLife Investors Variable Life Account One (Class VL File
       No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

    .  MetLife Investors Variable Annuity Account Five (Class C File
       No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File
       No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

    .  MetLife Investors Variable Life Account Five (Class VL File
       No. 333-138575, Custom Select VUL File No. 333-138574, Custom Select JSVUL File No. 333-138573, Single Premium Variable Life File
       No. 333-138576),

    . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2007.

/s/ Paul A. Sylvester
-------------------------
Paul A. Sylvester

                      MetLife Investors Insurance Company

                               Power of Attorney

                               Jeffrey A. Tupper
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors Variable Annuity Account One (Class C File
       No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

    .  MetLife Investors Variable Life Account One (Class VL File
       No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

    .  MetLife Investors Variable Annuity Account Five (Class C File
       No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File
       No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

    .  MetLife Investors Variable Life Account Five (Class VL File
       No. 333-138575, Custom Select VUL File No. 333-138574, Custom Select JSVUL File No. 333-138573, Single Premium Variable Life File
       No. 333-138576),

    . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2007.

/s/ Jeffrey A. Tupper
-------------------------
Jeffrey A. Tupper

                      MetLife Investors Insurance Company

                               Power of Attorney

                               Charles V. Curcio
                            Vice President- Finance

   KNOW ALL MEN BY THESE PRESENTS, that I, Charles V. Curcio, the Vice President- Finance of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors Variable Annuity Account One (Class C File
       No. 333-59864, Class A File No. 333-54358, Class L and Class L - 4 Year File No. 333-52272, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979),

    .  MetLife Investors Variable Life Account One (Class VL File
       No. 333-69522, Custom Select VUL File No. 333-83197, Custom Select JSVUL File No. 333-83165, Single Premium Variable Life File No. 333-17963),

    .  MetLife Investors Variable Annuity Account Five (Class C File
       No. 333-138566, Class A File No. 333-138567, Class L and Class L - 4 Year File No. 333-138564, Class VA, Class AA, and Class B File
       No. 333-138563, Class XC File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

    .  MetLife Investors Variable Life Account Five (Class VL File
       No. 333-138575, Custom Select VUL File No. 333-138574, Custom Select JSVUL File No. 333-138573, Single Premium Variable Life File
       No. 333-138576),

    . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2007.

/s/ Charles V. Curcio
-------------------------
Charles V. Curcio